                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, Henrique de Campos Meirelles, Susannah M. Swihart, Erich Schumann, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.00 per share, to be issued pursuant to the Corporation's 1998 Shared Opportunities Program and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                                TITLE                            DATE
                   ---------                                -----                            ----


                                                     CHAIRMAN AND CHIEF
/s/ CHARLES K. GIFFORD                               EXECUTIVE OFFICER AND               APRIL 9, 1999
------------------------------------------------     DIRECTOR (CHIEF EXECUTIVE
             (CHARLES K. GIFFORD)                    OFFICER)


/s/ HENRIQUE DE CAMPOS MEIRELLES                     PRESIDENT AND CHIEF
------------------------------------------------     OPERATING OFFICER AND               APRIL 9, 1999
         (HENRIQUE DE CAMPOS MEIRELLES)              DIRECTOR


                                                     VICE CHAIRMAN, CHIEF
/s/ SUSANNAH M. SWIHART                              FINANCIAL OFFICER AND               APRIL 9, 1999
------------------------------------------------     TREASURER (CHIEF FINANCIAL
             (SUSANNAH M. SWIHART)                   OFFICER)


/s/ ROBERT T. JEFFERSON
------------------------------------------------     COMPTROLLER (CHIEF                  APRIL 9, 1999
             (ROBERT T. JEFFERSON)                   ACCOUNTING OFFICER)




                   SIGNATURE                                TITLE                            DATE
                   ---------                                -----                            ----



/s/ WAYNE A. BUDD                                          DIRECTOR                      APRIL 9, 1999
------------------------------------------
             (WAYNE A. BUDD)


/s/ WILLIAM F. CONNELL                                     DIRECTOR                      APRIL 9, 1999
------------------------------------------
          (WILLIAM F. CONNELL)


/s/ GARY L. COUNTRYMAN                                     DIRECTOR                      APRIL 9, 1999
------------------------------------------
          (GARY L. COUNTRYMAN)


/s/ ALICE F. EMERSON                                       DIRECTOR                      APRIL 9, 1999
------------------------------------------
          (ALICE F. EMERSON)


/s/ THOMAS J. MAY                                          DIRECTOR                      APRIL 9, 1999
------------------------------------------
            (THOMAS J. MAY)


/s/ DONALD F. MCHENRY                                      DIRECTOR                      APRIL 9, 1999
------------------------------------------
          (DONALD F. MCHENRY)


/s/ PAUL C. O'BRIEN                                        DIRECTOR                      APRIL 9, 1999
------------------------------------------
          (PAUL C. O'BRIEN)


/s/ THOMAS R. PIPER                                        DIRECTOR                      APRIL 9, 1999
------------------------------------------
         (THOMAS R. PIPER)


/s/ FRANCENE S. RODGERS                                    DIRECTOR                      APRIL 9, 1999
------------------------------------------
      (FRANCENE S. RODGERS)


/s/ JOHN W. ROWE                                           DIRECTOR                      APRIL 9, 1999
------------------------------------------
          (JOHN W. ROWE)


/s/ GLENN P. STREHLE                                       DIRECTOR                      APRIL 9, 1999
------------------------------------------
        (GLENN P. STREHLE)


/s/ WILLIAM C. VAN FAASEN                                  DIRECTOR                      APRIL 9, 1999
------------------------------------------
      (WILLIAM C. VAN FAASEN)


/s/ THOMAS B. WHEELER                                      DIRECTOR                      APRIL 9, 1999
------------------------------------------
        (THOMAS B. WHEELER)


/s/ ALFRED M. ZEIEN                                        DIRECTOR                      APRIL 9, 1999
------------------------------------------
         (ALFRED M. ZEIEN)

